CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)

I, Gordon Dinsmore, President of Guardian Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR of Guardian Variable Products Trust for the period ended December 31, 2017, as filed with the Securities and Exchange Commission, hereby certify that:

1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7, 2018	/s/ Gordon Dinsmore
Gordon Dinsmore, President (Principal Executive Officer)

I, John H Walter, Treasurer of Guardian Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR of Guardian Variable Products Trust for the period ended December 31, 2017, as filed with the Securities and Exchange Commission, hereby certify that:

1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7, 2018	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)